United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 20, 2012 (March 19, 2012)

Fidelity National Information Services, Inc.

(Exact name of registrant as specified in its charter)

001-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of principal executive offices)

(904) 438-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

5.0% Senior Notes due 2022

On March 19, 2012, Fidelity Nation Information Services, Inc. (“FIS”) entered into that certain indenture dated as of March 19, 2012 (the “Indenture”) among FIS, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Under the Indenture, FIS issued $700 million aggregate principal amount of 5.0% Senior Notes due March 15, 2022 (the “2022 Notes”). The 2022 Notes were offered and sold in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The 2022 Notes have not been registered under the Securities Act and may not be offered or sold without registration unless pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and all applicable state laws.

Interest on the 2022 Notes accrues at the rate of 5.0% per annum from March 19, 2012. Interest on the 2022 Notes is payable semi-annually in cash in arrears on March 15 and September 15 of each year, commencing on September 15, 2012. The 2022 Notes are fully and unconditionally guaranteed on a senior unsecured basis by each of the guarantors.

The 2022 Notes and the related guarantees will be general senior unsecured obligations of FIS and the guarantors, respectively, and will:

(1)	rank equally in right of payment with all of FIS’ and the guarantors’ existing and future senior debt,

(2)	be effectively junior to all of FIS’ and the guarantors’ existing and future secured debt to the extent of the value of the assets securing that secured debt,

(3)	be effectively junior to all existing and future debt and liabilities of FIS’ non-guarantor subsidiaries, and

(4)	rank senior in right of payment to all of FIS’ future debt, if any, that is by its terms expressly subordinated to the 2022 Notes.

FIS may redeem some or all of the 2022 Notes before March 15, 2017 by paying 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium. FIS may redeem some or all of the 2022 Notes on or after March 15, 2017 at specified redemption prices. In addition, before March 15, 2015, FIS may redeem up to 40% of the 2022 Notes, considered together, with the net proceeds of certain equity offerings.

FIS is obligated to offer to repurchase the 2022 Notes at a price of (a) 101% of their principal amount plus accrued and unpaid interest, if any, as a result of certain change of control events and (b) 100% of their principal amount plus accrued and unpaid interest, if any, in the event of specified asset sales. These restrictions and prohibitions are subject to qualifications and exceptions.

The Indenture limits FIS’ ability and the ability of certain of FIS’ subsidiaries:

(a)	to incur or guarantee additional indebtedness,

2

(b)	to make certain restricted payments,

(c)	to create or incur certain liens,

(d)	to create restrictions on the payment of dividends or other distributions to FIS from its restricted subsidiaries,

(e)	to engage in sale and leaseback transactions,

(f)	to transfer all or substantially all of the assets of FIS or any restricted subsidiary or enter into merger or consolidation transactions, and

(g)	to engage in certain transactions with affiliates.

These covenants are subject to a number of exceptions, limitations and qualifications in the Indenture, including if at any time the 2022 Notes receive an Investment Grade Rating (as defined in the Indenture) by Standard & Poor’s Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing under the Indenture, certain covenants will be suspended.

The foregoing descriptions of the Indenture and of the 2022 Notes are qualified in their entirety by reference to the actual terms of the respective documents. A copy of the Indenture is attached as Exhibit 4.1 to this report and is incorporated by reference into this Item 1.01.

Registration Rights Agreement

In connection with the issuance of the 2022 Notes, FIS and the guarantors entered into a Registration Rights Agreement, dated as of March 19, 2012, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the initial purchasers of the 2022 Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, FIS has agreed to file an exchange offer registration statement to exchange the 2022 Notes for substantially identical notes registered under the Securities Act, unless the exchange offer is not permitted by applicable law or the applicable interpretations of the SEC. FIS has agreed to use commercially reasonable efforts:

(a)	to file the exchange offer registration statement with the SEC within 270 days of the issue date of the 2022 Notes,

(b)	to have the exchange offer registration statement declared effective within 360 days of the issue date, and

(c)	to complete the exchange offer with respect to the 2022 Notes within 30 business days of effectiveness.

FIS has also agreed to file a shelf registration statement to cover resales of 2022 Notes under certain circumstances. If FIS fails to satisfy its registration obligations under the Registration Rights Agreement, FIS will be required to pay additional interest to the holders of the 2022 Notes under certain circumstances for certain periods.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the actual terms of the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached as Exhibit 4.2 to this report and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the headings “5.0% Senior Notes due 2022” is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On March 19, 2012, FIS issued a press release announcing that it has closed its private offering of the 2022 Notes. FIS is using the proceeds of the 2022 Notes to refinance certain of its existing indebtedness and to pay fees and expenses. The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Indenture, dated March 19, 2012, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto, as guarantors, and the Trustee.

4.2	Registration Rights Agreement dated as of March 19, 2012, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the initial purchasers.

99.1	Press Release dated March 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 20, 2012	By:	/s/ MICHAEL L. GRAVELLE
	Name:	Michael L. Gravelle
	Title:	Corporate Executive Vice President, Chief Legal Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated March 19, 2012, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto, as guarantors, and the Trustee.

4.2	Registration Rights Agreement dated as of March 19, 2012, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the initial purchasers.

99.1	Press Release dated March 19, 2012.